Exhibit 99.1

An IoT Ecosystem That Rewards Advertising Dollars Directly To Consumers NVGI

Advertising Dollar Sharing Platform 01 The Opportunity

Advertising Dollar Sharing Platform https://www.cnbc.com/2019/11/07/microsoft - apple - and - alphabet - are - sitting - on - more - than - 100 - billion - in - cash.html Companies with the most cash on hand Cash and short - term investments as of last reported quarter SOURCE: FactSet Microsoft Berkshire Hathaway Alphabet Apple Facebook Amazon Ford Oracle Cisco Bristol - Myers Squibb $136.6B $128.2B $121.2B $100.6B $52.3B $43.7B $37.3B $35.7B $33.4B $32.5B

Advertising Dollar Sharing Platform A staggering $ 24 . 1 billion of Google's $ 27 . 77 billion revenue for Q 3 2018 was from advertising – roughly a 22 % increase from $ 19 . 8 billion in Q 3 2017 . https://www.investopedia.com/articles/investing/020515/business - google.asp How Does Facebook Make Money? Despite having over two billion users on its platform, Facebook doesn't actually make any money on content or directly through its user base . ... All in all, the company earns about 85 % of its money from advertising . https://www.thestreet.com/technology/how - does - facebook - make - money - 14754098 It is estimated that advertising spending worldwide will surpass 560 billion U . S . dollars in 2019 , representing a growth of roughly four percent compared to the previous year . North America is expected to remain the largest regional ad market, closely followed by Asia Pacific . https://www.statista.com/statistics/236943/global - advertising - spending/

Advertising Dollar Sharing Platform Ad fraud is a problem faced by the digital advertising industry many years and there is no clear cut solution in sight . This implicates almost every member in the industry be it publishers, advertisers, ad networks and so forth . Statistics showed that advertising fraud or ad fraud is rampant and everywhere . It was estimated that for every $ 3 spent on digital advertising, $ 1 is supposedly fraudulent in year 2016 and that in that same year of 2016 alone, more than $ 7 billion was lost to ad fraud . It’s staggering to imagine that in an industry with so much technological sophistication and advancement that ad fraud is still a huge problem . Recent statistics from eMarketer estimates that ad fraud might even be higher than 2016 results and between $ 6 . 5 – $ 19 billion . https://www.monetizemore.com/blog/a - publishers - guide - to - ad - fraud/ Digital/Online Advertising Fraud

Advertising Dollar Sharing Platform Advertisement Dilemma 1. Advertisers spend billions in advertising in order to generate multiple folds in sales. 2. Platforms have made billions in advertising. Of the top 10 cash rich companies, 5 have digital advertising channels; a) Facebook b) Alphabet’s Google owns YouTube c) Microsoft owns LinkedIn d) Amazon e) Apple 3. Ad fraudsters made billions in the process. 4. The consumer who is key to the generated revenue received little or nothing from these advertising dollars . The Big Advertising Dilemma

Advertising Dollar Sharing Platform 02 Value Proposition

Advertising Dollar Sharing Platform 1. Advertising spend sharing that directly benefit consumers and reward them for their spending . a) There are models that reward based on traffic driven for online sales as well as cashback models with direct compensation like affiliate marketing . (e . g . Shopback ) b) There are models that promote coupon sales to drive patronage into brick and mortar retail shops . (e . g . Fave ) c) There are models that incentivize people for loyalty and subscriptions . (e . g . Netflix, Dollar Shave Club) 2. There is currently no platform that offers ALL of the above .

Advertising Dollar Sharing Platform 3. We believe that the aforementioned models do not adequately address the challenges posed by unbanked and underbanked individuals that lack exposure and have limited access to global platforms in Southeast Asia emerging markets . Sources: World Bank [ add date ] (http:// blogs.worldbank.org / eastasiapacific /how - to - scale - up - financial - inclusion - in - asean - countries) Share of Unbanked, Underbanked, And Banked Consumers in Southeast Asia (SEA) Unbanked Underbanke d Banked 26% 24% 50% 60% 38% 2% 45% 40% 15% 37% 45% 18% 23% 26% 51% 22% 13% 65% 21% 10% 69% SEA Singapore Malaysi a Thailand Indonesia Philippine s Vietnam Source: Bain&Company , Google and Temasek, 2019 Adults with an account ( % ) Cambodia Indonesia Laos PDR Malaysia Myanmar Philippines Singapore Thailand Vietnam EAP OECD 0 20 40 60 80 100 ASEAN 50 2011 2014

Advertising Dollar Sharing Platform 03 Why Now

Advertising Dollar Sharing Platform https://www.emarketer.com/content/global - digital - ad - spending - 2019 What does this shift to online advertising mean for businesses and advertising agencies? Traditional advertising can still a viable option for companies . While less targeted, it can be a great way to reach large audiences . A Super Bowl ad generates more eyeballs and better exposure in the shortest amount of time compared to any type of digital ads . However, we believe that the possibility of testing different digital ads, tracking their performances, and monitoring conversions is a game changer for small and medium sized businesses . Real - time testing on how people respond to different ads inexpensively and easily is undoubtedly a powerful tool . 49.6% 9.9% $375.80 Digital Ad Spending Worldwide, 2016 (actual) - 2021 (projected) billions, % change and % of total media ad spending 35.2% 20.1% 39.1% 19.1% 42.2% 16.5% 44.9% 15.2% 47.3% 11.5% $191.87 $228.44 $266.04 $306.59 $341.81 2016 2017 2018 2019 2020 2021 49.6% 9.9% Digital ad spending % change % of total media ad spending Note: includes advertising that appears on desktop and laptop computers as well as mobile phones, tablets and other internet - connected devices, and includes all the various formats of advertising on those platforms; excludes SMS, MMS and P2P messaging - based advertising Source: eMarketer, Sep 2017 230799 www. e Marketer .com

Advertising Dollar Sharing Platform 1 Quantum Leap Emergent markets such as Vietnam, Cambodia and Myanmar saw a huge increase of smartphone users. 3 E - Marketplace Open API for sales and rebate tracking. 2 Cashless Payment Developing markets such as Philippines, Indonesia and Thailand are receptive to cashless payment through the introduction of incentivised marketing by operators such as Grab and Gojek .

Advertising Dollar Sharing Platform 5 Digital Marketing Popular in developed countries. Beginning to emerge in Southeast Asia. 7 Advertising Strategies Applying traditional advertising strategies on digital advertising systems. 6 Traditional and New Media Bridging the gap between traditional advertising and digital advertising. 4 Traditional Retailers and Malls Threatened by online shopping and e - commerce platforms, desperately need shoppers’ footfall and patronage.

Advertising Dollar Sharing Platform 04 The Solution

Advertising Dollar Sharing Platform Smart Digital Panel Advertising Technology With Barista Coffee Offering V - MORE XPRESS

Why Coffee?

1. Coffee Is consumed by coffee drinkers on a daily basis. Returning consumers and loyalty may be fairly expected.
2. 2nd most sought-after commodity according to Business Insider.[1]
3. Over 2.25 billion cups are consumed globally on a daily basis.[2]
4. Starbucks, Coffee Bean And Luckin Coffee are proof that coffee is highly lucrative. According to USA Today, Starbucks alone sells 4 million coffee drinks each day.[3]
5. Good profit margins to reward Advertising Dollars to users and promoters.


BARISTA UNO

1. https://www.businessinsider.com/facts-about-the-coffee-industry-2011-11
2. Ponte, Stefano (2002). "The 'Latte Revolution'? Regulation, Markets and Consumption in the Global Coffee Chain".
3. https://www.usatoday.com/story/money/nation-now/2016/06/07/your-daily-starbucks-latte-wont-keep-you-retiring/32651191/

NOBLE VICI GROUP

Advertising Dollar Sharing Platform

Advertising Dollar Sharing Platform As of Nov 2019 , Luckin Coffee had about 3000 café in China . We believe that t he r apid growth of gourmet coffee stores in China is indicative of the potential market demand in China with emerging markets likely to follow suit . Sources: Financial Times, Forward Intelligence

Advertising Dollar Sharing Platform 05 Market Potential

5a. Market Size

o2o Bridge to Unbanked in SEA

Bridge the gap
between the unbanked and the savvy consumers


27%
600
Million Population
73%
Banked
Unbanked

The Unbanked In Southeast Asia Accounts For US$241 Billion Of Untapped Potential Sales

Source: https://theaseanpost.com/article/banking-southeast-asias-unbanked-0

NOBLE VICI GROUP

Advertising Dollar Sharing Platform

Advertising Dollar Sharing Platform Hypothetical Plan: 1. Speed: 10,000 stations across Southeast Asia after 6 months 1 (disrupting Luckin Coffee expansion model) 2. Pricing: Coffee at US$1 (disrupting Starbucks Coffee pricing model) 3. Operating Period: 1 year post 6 months deployment 2 4. Operation: 24 hours (disrupting standard café operation hours) 5. User Base 20% growth MoM : From Initial users 0.5m to 3.7m users by the end of 12 months from deployment 3 6. Marketing & Sales: 100 cups a day or 3000 cups in a month from new and existing users 3 (disrupting high sales requirement to sustain overhead) 7. Uptime: 90% of 365 days 5b. Coffee Sales 1. Assuming sales receipts/financing deposit of approx US$100m 2. Assuming additional sales receipts/financing deposit of approx US$100m 3. Only possible upon full deployment and sale receipts/financing completion

Advertising Dollar Sharing Platform Findings 1. Quality coffee and attractive pricing help ensure returning customers and loyalty 2. Users are developing “ad blindness” to incentive marketing models 3. Most incentive marketing rewards are one - off Reinvention 1. Hypothetically, for first 100 cups = 100 first time users 2. Promote loyalty = drink a cup of coffee and get rebate 3. Increase users = refer a friend to drink our coffee and get advertising dollar perpetually whenever they buy 4. Increase in stations = increase in sign - ups 5c. Reinventing User Acquisition Model

Advertising Dollar Sharing Platform 06 Competitiveness Analysis - Coffee

Advertising Dollar Sharing Platform Founded in YEAR 1971 1992 Listed in USA NASDAQ Business Type Average Retail Value Operate Hours Market Years In Market Café Number of Stores Method Operation Current Valuation Profit Assets Founded in Year 2017 2019 Listed in USA NASDAQ Founded in Year 2019, OTC Listed going NYSE/NASDAQ Global 48 Years Destination 27,340 Traditional Barista Human US$4 24/7 ✖ $115.51 B ✔ - China 30 Months Grab n Go 3,000 Technology Barista Human + APP US$2 24/7 ✖ $6 B ✖ - SEA Grab n Go IoT Barista Robot + APP + O2O US$1 24/7 ✔ Appreciating 28,000 30 months 15 months 15,000 ? ?

Advertising Dollar Sharing Platform 07 Our Solution

Advertising Dollar Sharing Platform 1. Produced by reputable Korean company 2. 42 inches interactive touch screen 3. Selection of 9 beverages in hot or ice varieties 4. 60 litre distilled water tank capable of producing 400 cups of beverages 7a. IoT Hardware

Advertising Dollar Sharing Platform 7b. IoT Software

Advertising Dollar Sharing Platform 08 Our Innovation

Advertising Dollar Sharing Platform 8a. o2o Transaction

Advertising Dollar Sharing Platform o2o2o – Complete Online to Offline to Online Ecosystem

Advertising Dollar Sharing Platform • Advertising Incentive Marketing • Distribute advertising dollars across to Agencies, Affiliate Marketeers, Users and Advertisers 8b. AIM System

Advertising Dollar Sharing Platform 09 Business Model

Advertising Dollar Sharing Platform NVGI AIM SYSTEM V - MORE V - MORE XPRESS Our Ecosystem

Advertising Dollar Sharing Platform • Listed on US OTC Market • Years of experience in Big Data Management & Analysis, Fintech & E - commerce / Mobile Commerce • Under NVGI’s group are companies specializing in Marketing, Technology Development, IoT, Big Data, Blockchain and E - commerce / Mobile Commerce Foundationally Self - Funded

Advertising Dollar Sharing Platform a. Strategic Pillars b. Income Pillars Business Model

Advertising Dollar Sharing Platform Banked & Unbanked (The “Market”) IoT Hardware (The “Catcher”) Locality AdTech and Consumers (The “Proximity”) User Acquisition (The “Results”) Advertising Dollars Distribution (The "Treasure") Pricing (The "Disruption") 1 2 3 4 5 6 9 a. VX Strategic Pillars

Advertising Dollar Sharing Platform VX IoT Sales Core Sales AdTech Outreach 1 2 3 9 b. VX Income Pillars

Advertising Dollar Sharing Platform Q1 2019 • Market Studies • Research and Development • Resources deployment • Expansion Q2 - Q3 2020 (Planned) • Initial deployment of VX IoT • Fund Raising Q1 2020 (Planned) Q3 2019 • Developed and launched VX Prototype in Vietnam • Further enhancement and Integration • Sourcing for Upstream supplies (Coffee Beans, Farm to Table supplies) • Start of VX IoT Production • Integration of Proprietary Operating System and Software into VX IoT • Investors Connection Q4 2019 VX Milestones

Advertising Dollar Sharing Platform DISCLAIMERS This Presentation is an update regarding the Company’s introduction of a new product in its IoT business and is provided for informational purposes only . The information contained herein is incomplete and does not contain certain material information about the Company, including important disclosures and risk factors disclosed in the Company’s public reports filed with the Securities and Exchange Commission at www . sec . gov . This Presentation is not intended to be, nor should it be construed or used as an offer to sell, or a solicitation of any offer to buy, shares of the Company . No offer or solicitation of the shares of the Company is being made herein . The information contained herein is a general update on the business of the Company, is subject to change without notice, and does not take into account the particular investment objectives or financial circumstances of any specific person who may receive it . Noble Vici Group, Inc . and/or its Subsidiaries does not make or purport to make, and hereby disclaims, any representation, warranty or undertaking in any form whatsoever to any entity or person, including any representation, warranty or undertaking in relation to the truth, accuracy and completeness of any of the information set out in this Presentation . To the maximum extent permitted by the applicable laws, regulations and rules, Noble Vici Group, Inc. and/or its Subsidiaries shall not be liable for any indirect, special, incidental, consequential or other losses of any kind, in tort, contract or otherwise (i ncl uding but not limited to loss of revenue, income or profits, and loss of use or data), arising out of or in connection with any acceptance of or reliance on this Presentation or any part thereof by you.

Advertising Dollar Sharing Platform CAUTIONARY NOTE ON FORWARD - LOOKING STATEMENTS All statements contained in this Presentation, statements made in press releases or in any place accessible by the public and oral statements that may be made by Noble Vici Group, Inc . and/or its Subsidiaries or their respective directors, executive officers or employees acting on behalf of Noble Vici Group, Inc . and/or its Subsidiaries (as the case may be), that are not statements of historical fact, constitute “forward - looking statements” . Some of these statements can be identified by forward - looking terms such as “aim”, “target”, “anticipate”, “believe”, “could”, “estimate”, “expect”, “if”, “intend”, “may”, “plan”, “possible”, “probable”, “project”, “should”, “would”, “will” or other similar terms . However, these terms are not the exclusive means of identifying forward - looking statements . All statements regarding Noble Vici Group, Inc . and/or its Subsidiaries' financial position, business strategies, plans and prospects and the future prospects of the industry which Noble Vici Group, Inc . and/or its Subsidiaries is in are forward - looking statements . These forward - looking statements, including but not limited to statements as to Noble Vici Group, Inc . and/or its Subsidiaries' revenue and profitability, prospects, future plans, other expected industry trends and other matters discussed in this Presentation regarding Noble Vici Group, Inc . and/or its Subsidiaries are matters that are not historic facts, but only predictions or opinions . These forward - looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual future results, performance or achievements of Noble Vici Group, Inc . and/or its Subsidiaries to be materially different from any future results, performance or achievements expected, expressed or implied by such forward - looking statements .